UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023 (December 12, 2023)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EOG RESOURCES, INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (e) Appointment of New Principal Operating Officer. On December 13, 2023, the Board of Directors (Board) of EOG Resources, Inc. (EOG) appointed Jeffrey R. Leitzell, 44, currently EOG’s Executive Vice President, Exploration and Production, as EOG’s Executive Vice President and Chief Operating Officer, effective December 18, 2023. Mr. Leitzell, who joined EOG in 2008, has served as Executive Vice President, Exploration and Production since May 2021 and previously served as Vice President and General Manager of EOG’s Midland, Texas office from December 2017 to May 2021.

In connection with (and subject to the Board’s approval of) the appointment of Mr. Leitzell, the Compensation and Human Resources Committee of the Board (Compensation Committee), at its meeting held on December 12, 2023, approved (i) an annual base salary for Mr. Leitzell of $615,000, effective December 18, 2023, and (ii) a bonus target percentage for Mr. Leitzell (expressed as a percentage of his annual base salary) of 100%, to be effective January 1, 2024 and for his fiscal year 2024 performance.

In addition, Mr. Leitzell will receive awards of performance units (i.e., restricted stock units with performance-based conditions) and restricted stock commensurate with his new position and responsibilities, in each case (i) with a December 18, 2023 grant date, (ii) subject to EOG’s updated retirement-related provisions for such grants and otherwise subject to EOG’s standard vesting and termination provisions for such grants and (iii) under the terms of the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan (2021 Plan). The grants of performance units and restricted stock, which will be based on the closing price of EOG’s common stock on the New York Stock Exchange (NYSE) on the December 18, 2023 grant date, will be reported on a Form 4 to be filed by Mr. Leitzell within two business days after the December 18, 2023 grant date. The forms of award agreements that will govern Mr. Leitzell’s grants will be filed as exhibits to EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (2023 Form 10-K).

Lloyd W. Helms, Jr., who has served as EOG’s Chief Operating Officer since December 2017 and as President and Chief Operating Officer since October 2021, will continue to serve as President of EOG, effective December 18, 2023.

Appointment of New Principal Financial Officer. Also on December 13, 2023, Timothy K. Driggers informed the Board of his decision to retire from EOG in 2024. In connection with Mr. Driggers’ transition toward retirement, his last day of service as EOG’s Executive Vice President and Chief Financial Officer and principal financial officer will be December 31, 2023. Beginning January 1, 2024, Mr. Driggers will be employed as an advisor to EOG. Mr. Driggers, who joined a predecessor of EOG in 1995, has served as EOG’s Chief Financial Officer since July 2007 and as Executive Vice President and Chief Financial Officer since April 2016.

Also on December 13, 2023, the Board appointed Ann D. Janssen, 58, as EOG’s Executive Vice President and Chief Financial Officer and principal financial officer (replacing Mr. Driggers), in each case, effective January 1, 2024. Ms. Janssen, who joined a predecessor of EOG in 1995, has served as EOG’s Senior Vice President and Chief Accounting Officer since February 2018 and as EOG’s principal accounting officer since September 2010. As further discussed below, Ms. Janssen’s last day of service as EOG’s principal accounting officer will be December 31, 2023.

In connection with (and subject to the Board’s approval of) the appointment of Ms. Janssen, the Compensation Committee, at its meeting held on December 12, 2023, approved (i) an annual base salary for Ms. Janssen of $600,000, effective January 1, 2024, and (ii) a bonus target percentage for Ms. Janssen (expressed as a percentage of her annual base salary) of 90%, to be effective January 1, 2024 and for her fiscal year 2024 performance.

In addition, Ms. Janssen will receive awards of performance units and restricted stock commensurate with her new position and responsibilities, in each case (i) with a January 2, 2024 grant date, (ii) subject to EOG’s updated retirement-related provisions for such grants and otherwise subject to EOG’s standard vesting and termination provisions for such grants and (iii) under the terms of the 2021 Plan. The grants of performance units and restricted stock, which will be based on the closing price of EOG’s common stock on the NYSE on the January 2, 2024 grant date, will be reported on a Form 4 to be filed by Ms. Janssen within two business days after the January 2, 2024 grant date. The forms of award agreements that will govern Ms. Janssen’s grants will be filed as exhibits to EOG’s 2023 Form 10-K.

Appointment of New Principal Accounting Officer. In addition, on December 13, 2023, the Board appointed Laura B. Distefano, 47, as Vice President and Chief Accounting Officer of EOG and as EOG’s principal accounting officer (replacing Ms. Janssen), in each case, effective January 1, 2024. Ms. Distefano, who joined EOG in 2023, has served as Vice President, Accounting of EOG since September 2023. Prior to joining EOG, Ms. Distefano accumulated over 24 years of experience in public accounting with BDO USA, LLP (from 2020 to 2023) and Deloitte & Touche LLP (from 1999 to 2020), including as an audit partner with expertise serving public and private companies in the energy industry.

In connection with her appointment, Ms. Distefano will receive a grant of restricted stock under the 2021 Plan commensurate with her new position and responsibilities. The grant of restricted stock, which will be based on the closing price of EOG’s common stock on the NYSE on the January 2, 2024 grant date, will be reported on a Form 4 to be filed by Ms. Distefano within two business days after the January 2, 2024 grant date.

For additional information regarding the above appointments, see the press release issued by EOG on December 13, 2023, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press Release of EOG Resources, Inc. dated December 13, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: December 13, 2023	By:	/s/ Timothy K. Driggers
Timothy K. Driggers
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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